Supplement to the Current Prospectus

MFS(R) International Growth Fund - Class W Shares

Effective immediately, the section entitled "Expense Summary" is restated in its entirety as follows:

EXPENSE SUMMARY


Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. These expenses do not reflect the fees or charges imposed by a fee-based wrap or transaction fee program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The annual fund operating expenses below are based on expenses incurred during the fund's most recently completed fiscal year, expressed as a percentage of the fund's average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the fund's current asset size. The fund's annual operating expenses will likely vary from year to year. In general, a fund's annual operating expenses as a percentage of the fund's assets increase as the fund's assets decrease.

Shareholder Fees (fees paid directly from your investment):
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Share Class                                                          W
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Maximum Sales Charge (Load) Imposed on Purchases (as a              N/A
percentage of offering price)...................................
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Maximum Deferred Sales Charge (Load) (as a percentage of            N/A
original purchase price or redemption proceeds, whichever is less)...........................................................
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Annual Fund Operating Expenses (expenses that are deducted from fund assets):
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Management Fee..................................................   0.88%
Distribution (12b-1) Fees(1)....................................   0.10%
Other Expenses(2)...............................................   0.30%
                                                                   -----
Total Annual Fund Operating Expenses(2).........................   1.28%

(1) The fund's Rule 12b-1 plan permits it to pay distribution fees to support the sale and distribution of the fund's Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution Fees."

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(2)  The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower. Also, "Other Expenses" include the payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the fund ("MFS Funds-of-Funds"). See "Management of the Fund - Special Servicing Agreement."

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by a fee-based wrap or transaction fee program through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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Share Class                            1 Year   3 Years  5 Years  10 Years
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W Shares                                   $130     $406     $702    $1,545
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                  The date of this supplement is April 1, 2009.